DCP Midstream Partners, LP
Wachovia Pipeline/MLP Conference

Mark A. Borer, President & CEO

December 5, 2006

Under the Private Securities Litigation Reform Act of 1995

This presentation contains forward looking information which is subject to risks and uncertainties, including, but not limited to, changes in laws and regulations impacting the gathering and processing industry, the level of creditworthiness of the Partnership’s counterparties, the Partnership’s ability to access the debt and equity markets, the
Partnership’s use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time to time in the
Partnership’s transactions, changes in commodity prices, interest rates, demand for the Partnership’s services, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership’s ability to obtain required approvals for construction or modernization of the
Partnership’s facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setti ng boards.

Regulation G

This document may include certain non-GAAP financial measures as defined under
SEC Regulation G.  In such an event, a reconciliation of those measures to the most directly comparable GAAP measures is included in this presentation.

Forward Looking Statements

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially
hedged commodity positions

Experienced management team with a
demonstrated track record of growing midstream
and MLP businesses

Identified organic growth

Low cost of capital to facilitate growth strategy

Key Investment Highlights

Well Positioned to Execute Growth Strategies

Key Highlights Since IPO

Launched successful IPO December 2005

Achieved strong earnings and unit price performance

Delivering organic growth

Increased quarterly distribution by 15.7% since IPO

Closed $77 million acquisition of wholesale propane
logistics business from DEFS November 1

DEFS committed to contribute additional $250 million of
assets in 2Q 2007

Total Return Comparison

DPM Has Outperformed Its Peers Since the IPO

Total Returns: DPM versus Comparable MLP Indices

(1)

(2)

___________________________

1.

DPM Peer Index includes WPZ, TLP, XTEX, RGNC, HLND, HEP, TCLP, MMLP, MWE and APL.

2.

Midstream Peer Index includes BPL, EEP, EPD, KMP, OKS, PPX, PAA, SXL, TCLP, TPP, VLI, MMP, XTEX, MWE, MMLP, APL,
HEP, HLND, TLP, CPNO, WPZ, RGNC, ETP and BWP.

11/29/2006

Prepared by Lehman Brothers

57.3%
Common
LP Interest
(10.4MM units)

40.7% Subordinated and Class C LP Interest

(7.3MM units)

2.0% GP Interest

NYSE: DPM

50%

50%

Duke Energy

ConocoPhillips

Public

Unitholders

Natural Gas Services

Our Partnership and Our Sponsors

NGL Logistics

Wholesale Propane Logistics

DEFS Highlights

One of the nation’s largest
natural gas gatherers and NGL
producers

53 owned or operated plants, 11
fractionators and 56,000 miles
of pipe

2005 EBITDA of $1.5 billion,
excluding gain on sale of
TEPPCO GP

DEFS’ Industry-Leading Midstream Business

Pursue strategic and accretive acquisitions

Consolidate with and expand existing infrastructure

Pursue new lines of business and geographic areas

Potential to acquire assets from Sponsors

Acquire:

Capitalize on organic expansion opportunities

Expand existing infrastructure

Develop projects in new areas

Build:

Maximize profitability of existing assets

Increase capacity utilization

Expand market access

Enhance operating efficiencies

Leverage ability to provide integrated services

Optimize:

Our Primary Business Objective: Increase our Cash Distribution per Unit

Business Strategy

Business Overview

Platform of Integrated Businesses

Natural Gas Services

Minden and Ada
natural gas gathering
and processing
systems

PELICO pipeline
system

NGL Logistics

Seabreeze NGL
pipeline

Wilbreeze NGL
pipeline

Black Lake NGL
pipeline

Wholesale Propane
Logistics

Rail, pipeline and
marine terminals and
storage

DCP Midstream Operates in Three Business Segments

Operates Across Much of the Midstream Value Chain

Current Asset Portfolio

Wellhead
(Onshore and
Offshore)

Gas& Crude Gas

Gathering

Gas Processing

Plants

Mixed Product

& Crude

Pipelines

Fractionation/

Refinery/

Upgrading
Facilities

NGL/Crude/

Refined Prod

Pipelines/

Facilities

Transportation

Lines / Rail
Truck/Marine

Barges/Tankers

Retailers /
End Users/

Retail Stations

Terminal/
Storage
Facilities

Natural

Gas

Transportation
Lines / Storage / LNG Facilities

Gas
End Users

NGL Logistics Segment

(Seabreeze, Wilbreeze, Black Lake)

Natural Gas Services Segment

(Minden, Ada, PELICO)

Wholesale Propane Logistics Segment

(Gas Supply Resources)

Natural Gas Services Segment

Capturing N.LA volumes
associated with
ConocoPhillips and other
producer drilling programs

PELICO strategically
located to capture
marketing and
transportation upside

Optimized product slate to
capture premium
processing spreads

Commodity exposure
substantially hedged
through 2010

Integrated Business with Strong Market Position

NGL Logistics Segment

Access to Key Markets / Fee-Based Cash Flows

New Wilbreeze pipeline
serves DEFS’ volumes

Seabreeze volumes
increasing

Fee-based revenue

Wholesale Propane Logistics Segment

Largest wholesale
propane supplier in the
Northeast

Generates fee-like
earnings

Diversity of supply
sources

Integrated and
strategically located
business

Estimated 2007
EBITDA of $8.5 million

  Six owned rail terminals

  Leased marine terminal

  475,000 barrels storage

  Marketing at several open access pipeline terminals

  New pipeline terminal:  1Q 2007 start-up

Integrated Business with Strong Market Position

Wholesale Propane:  Key Investment Highlights

Excellent business

Acquisition of a growing franchise, not just assets

Largest propane wholesaler in N.E.

Opportunity to extend into upper Midwest & other areas

Well suited for MLP ownership

Fee-like earnings, qualifying income (but seasonal variability)

Base load sales to market

Organic and acquisition growth opportunities

Minimal maintenance capital requirements

Supports DCP Midstream objectives

Increase cash distributions

Acquire business with growth opportunities

Benefit from strong sponsorship

Diversify asset/earnings portfolio

$250 Million DEFS Contribution

DEFS committed to contribute an additional $250
million of assets

Timing:  Targeted for 2Q 2007

Specific assets not yet identified

Transaction subject to approval by both DEFS and
DCP board of directors as well as DCP conflicts
committee

Financial Highlights

9/30/06 YTD EBITDA grew 33% over prior year

Strong distributable cash flow provided 1.6x coverage
YTD at 9/30/06

Distribution increased 15.7% since 12/2005 IPO

Competitive cost of capital and strong balance sheet
continues to provide financing flexibility

Ability to capitalize on strong sponsorship

Assets with strong market positions

Stable cash flows from fee and substantially
hedged commodity positions

Experienced management team with a
demonstrated track record of growing midstream
and MLP businesses

Identified organic growth

Low cost of capital to facilitate growth strategy

Key Investment Highlights

Well Positioned to Execute Growth Strategies

Appendix

Earnings Overview (1)

(2)

($ in millions)

(1)

Earnings prior to December 7, 2005, are attributable to DCP Midstream Partners’ Predecessor.

(2)

G&A expense prior to December 7, 2005 does not contain public company costs

Nine Months

Nine Months

Ended

9/30/2006

Ended

9/30/2005

Gross Margin

Gas Services

$        55.9

43.8

$

NGL Logistics

             3.2

2.7

   Total Gross Margin

59.1

$

46.5

$

Equity Earnings

0.1

0.4

Operating and Maintenance Expense

(10.9)

(11.5)

General & Administrative Expense

          (12.1)

             (8.2)

EBITDA

36.2

$

27.2

$

Depreciation & Amortization

(8.9)

(8.8)

Interest Expense, Net

(3.4)

-

Net Income

23.9

$

18.4

$

Operating Data

Natural Gas Throughput (MMcf/d)

381

339

NGL Gross Production (Bbls/d)

5,222

4,795

NGL Pipeline Throughput (Bbls/d)

24,525

20,306

Distributable Cash Flow

Nine Months Ended

September 30, 2006

EBITDA

36.2

$

Maintenance capital expenditures, net

of reimbursable projects

(2.4)

Post-closing reimbursement from DEFS

for maintenance capital expenditures

1.1

Net interest expense

(3.4)

Other

0.3

Distributable Cash Flow

31.8

$

1Q - 3Q Declared/Paid Distributions

19.9

$

LP Unit Distribution Coverage

1.60

Units Outstanding

Common Units

10,357,143

Subordinated Units

7,142,857

Total LP Units

17,500,000

Reconciliation of Non-GAAP Measures

($ in millions)

Nine Months Ended

Nine Months Ended

September 30, 2006

September 30, 2005

Reconciliation of segment net income to segment gross margin:

Natural Gas Services segment:

Segment net income

37.6

$

24.2

$

Add:

Depreciation and amortization expense

8.2

8.3

Operating and maintenance expense

10.1

11.3

Segment gross margin

55.9

$

43.8

$

NGL Logistics segment:

Segment net income

1.8

$

2.4

$

Add:

Depreciation and amortization expense

0.7

0.5

Operating and maintenance expense

0.8

0.2

Less:

Earnings from equity method investment

0.1

0.4

Segment gross margin

3.2

$

2.7

$

Reconciliation of Non-GAAP Measures

($ in millions)

Nine Months Ended

Nine Months Ended

September 30, 2006

September 30, 2005

Reconciliation of net income to EBITDA:

Net income

23.9

$

18.4

$

Interest income

(4.7)

-

Interest expense

8.1

-

Depreciation and amortiztion expense

8.9

8.8

EBITDA

36.2

$

27.2

$

Reconciliation of net cash provided by operating activities to EBITDA:

Net cash provided by operating activities

16.8

$

7.7

$

Net changes in operating assets and liabilities

14.1

19.0

Other, net

1.8

0.1

Interest income

(4.7)

-

Interest expense

8.1

-

Earnings from equity method investment

0.1

0.4

EBITDA

36.2

$

27.2

$

Reconciliation of Non-GAAP Measures

($ in millions)

Nine Months Ended

September 30, 2006

Reconciliation of net cash provided by operating activities

to distributable cash flow:

Net cash provided by operating activities

16.8

$

Maintenance capital expenditures, net of

reimbursable projects

(2.4)

Post closing reimbursement from DEFS for

maintenance capital expenditures

1.1

Non-cash hedge ineffectiveness

0.4

Net changes in operating assets and liabilities

14.1

Other, net

1.8

Distributable cash flow

31.8

$